Fresh-Start Reporting (Plan of Reorganization Adjustments to Cash and Cash Equivalents) (Details) $ in Millions	Oct. 03, 2016 USD ($)
Net proceeds from PrefCo preferred stock sale	$ 69
Addition of cash balances from the Contributed EFH Debtors	22
Payments to extinguish claims of TCEH first lien creditors	(486)
Cash distributed for TCEH unsecured claims	(502)
Payment of administrative claims to TCEH creditors	(53)
Payment of legal fees, professional fees and other costs (including $52 million to escrow)	(78)
Net use of cash	(1,028)
Payment To TCEH Unsecured Creditors [Member]
Escrow deposit	73
Payment Of Legal Fees, Professional Fees And Other Costs [Member]
Escrow deposit	$ 52